SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event
reported):
October 21, 2003

OLYMPIC RESOURCES LTD.
(Name of Registrant as Specified In Its
Charter)


Commission File Number: 0 - 30598


OLYMPIC RESOURCES LTD.
525 999 W. Hastings Street
Vancouver, B.C. Canada V6C2W2
(604) 689-1810


Incorporated in the	State of Wyoming

	Employer Identification No. 98-018488



ITEM 5.  OTHER EVENTS.

OLYMPIC RESOURCES LTD


FOR IMMEDIATE RELEASE:
	October 21, 2003


OLYMPIC RESOURCES LTD. SHAREHOLDER UPDATE


Houston, Texas, - Olympic Resources Ltd.
("Olympic" or the "Company") (OTCBB; OLYR) today announced an update of corporate developments since its recent business combination with Whittier Energy Company ("Whittier") on
September 10, 2003. As a result of the merger, Whittier became a wholly owned subsidiary of Olympic and Whittier's stockholders were issued shares of Olympic's common and preferred stock, equivalent to an 85% ownership interest in Olympic. Olympic is presently conducting its business operations as Whittier Energy
Corporation and plans to change its legal name to Whittier Energy Corporation upon approval by the Company's stockholders at its next annual meeting. The merger is more fully described in the Company's Form 8-K, which was filed with the Securities and Exchange Commission on September
25, 2003 and is available on the SEC's website at www.sec.gov.

The Company has relocated its corporate
headquarters from Vancouver, Canada to Houston, Texas. The Company, which also has an office in Carlsbad, California, intends to maintain its office in Vancouver at least through February
2004. The Company's new corporate headquarters are located at 3355 West Alabama, Suite 950,
Houston, Texas 77098.

Although Olympic was the legal acquirer of Whittier and continues as the publicly traded parent of the consolidated company, Whittier is considered the acquirer for accounting purposes.
As a result, the Company will conform to Whittier's accounting methods on a prospective basis, including the use of a calendar year-end and reporting its oil and gas activities using the successful efforts method of accounting. In order to comply with SEC requirements, the Company recently filed Form 10-QSB for the quarter ended August 31, 2003, which reflects
Olympic's financial results through its latest balance sheet date prior to the merger with Whittier. The Company is, however, in the process of preparing an amendment to the Form 8-
K filed on September 25, 2003, which will include Whittier's historic financial statements for the calendar years ended December 31, 2002 and 2001, respectively, as well as interim results through June 30, 2003. The Company will also file a Form 10-QSB for the quarter ended
September 30, 2003, that will reflect Whittier's interim financial results prior to the merger and the financial results of the combined
Company thereafter.

The Company is working diligently to prepare all required SEC filings as quickly as possible in order to provide Whittier's historic financial results to its shareholders and to the public market. The Company expects to file the amendment to the Form 8-K and Form 10-QSB for the quarter ended September 30, 2003, on or before their respective deadlines in November
2003.

Olympic Resources Ltd., presently doing business as Whittier Energy Corporation, is an independent oil and gas exploration and production company headquartered in Houston,
Texas. The Company operates fields in Texas and Louisiana and owns non-operated working interests in Texas, Louisiana, Oklahoma, Wyoming and California.

Forward-Looking Statements: The information contained in this press release may contain projections, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended.
Any such projections or statements reflect the Company's current views with respect to future events and financial performance. Although the Company believes that its expectations are based on reasonable assumptions, no assurances can be given that these events will occur or that such projections will be achieved, and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected is included in the Company's periodic reports filed with the Securities and Exchange
Commission.

Contact:

Whittier Energy Corporation, Carlsbad, CA
Bryce W. Rhodes,  (760) 943-3959